                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                              Commission Only
[X]   Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Under Rule 14a-12

                           WILLOW GROVE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:______________________________________________________

         (2)      Aggregate number of securities to which transaction applies:
                  ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________

         (4)      Proposed maximum aggregate value of transaction:______________

         (5)      Total fee paid:_______________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:_______________________________________

         (2)      Form, schedule or registration statement no.:_________________

         (3)      Filing party:_________________________________________________

         (4)      Date filed: __________________________________________________

                     [WILLOW GROVE BANCORP, INC. LETTERHEAD]








                                                                October 10, 2001


Dear Stockholder:

         You are cordially invited to attend the third Annual Meeting of Stockholders of Willow Grove Bancorp, Inc. The meeting will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 8, 2001 at 11:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Willow Grove Bancorp, Inc. is sincerely appreciated.

                                           Very truly yours,

                                           /s/ Frederick A. Marcell Jr.

                                           Frederick A. Marcell Jr.
                                           President and Chief Executive Officer

                           WILLOW GROVE BANCORP, INC.
                            Welsh & Norristown Roads
                         Maple Glen, Pennsylvania 19002
                                 (215) 646-5405

                               __________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 8, 2001

                               __________________

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Willow Grove Bancorp, Inc. (the "Company") will be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 8, 2001 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect two directors for a three-year term expiring in 2004 and until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2002; and

         (3) To transact such other business as may properly come before the meeting or at any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 20, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ John T. Powers

                                              John T. Powers
                                              Corporate Secretary

Maple Glen, Pennsylvania
October 10, 2001



--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                           WILLOW GROVE BANCORP, INC.

                               __________________

                                 PROXY STATEMENT

                               __________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                November 8, 2001

         This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Willow Grove Bancorp, Inc. (the "Company"), the parent holding company of Willow Grove Bank (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the reorganization of the Bank into the federal mutual holding company form of ownership (the "Reorganization") in December 1998. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 8, 2001 at 11:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about October 10, 2001.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of KPMG LLP for fiscal 2002, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Mr. John T. Powers, Corporate Secretary, Willow Grove Bancorp, Inc., Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.


                                     VOTING

         Only stockholders of record at the close of business on September 20, 2001 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Voting Record Date, there were 4,937,387 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares of the Company entitled to vote represented in person or by proxy) present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. The proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," Willow Grove Mutual Holding Company (the "MHC") owns a majority of the outstanding Common Stock as of the Voting Record Date. The MHC intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of KPMG LLP as the Company's independent auditors, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors authorized by the Bylaws permits. The directors are elected by the stockholders of the Company for staggered terms and until their successors are elected and qualified.

         At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2004 and until their successors are elected and qualified. Mr. J. Ellwood Kirk, who has served as a director of the Bank since 1978, will retire effective October 31, 2001 and therefore was not nominated for re-election to a new term. The Company's Bylaws provide for eight directors upon Mr. Kirk's retirement.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company, the MHC and of the Bank.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company, including tenure as a director. Messrs. Marcell and Weihenmayer also serve as directors of the Bank and the MHC.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2004
                                                                                                           Company
                                                           Principal Occupation During                     Director
        Name                     Age (1)                       the Past Five Years                          Since
----------------------        -----------    ------------------------------------------------------     -------------
Frederick A. Marcell Jr.          63         Director of the Bank since 1992; President and Chief            1998
                                             Executive Officer of the Bank since July 1992.

William B. Weihenmayer            54         Director of the Bank since 1996; real estate investor,          1998
                                             Huntingdon Valley, Pennsylvania.  Previous partner of
                                             the Linpro Company, a national real estate developer.

-------------
(1)      As of June 30, 2001.


           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.


                                      - 3 -

                      DIRECTORS WHOSE TERMS ARE CONTINUING

DIRECTORS WITH A TERM EXPIRING IN 2002

                                                                                                           Company
                                                           Principal Occupation During                     Director
        Name                     Age (1)                       the Past Five Years                          Since
----------------------        -----------    ------------------------------------------------------     -------------

William W. Langan                 60         Chairman of the Board; Director of the Bank since               1998
                                             1986; retired President of Marmetal Industries, Inc.,
                                             Horsham, Pennsylvania.

A. Brent O'Brien                  63         Director of the Bank since 1996; insurance consultant           1998
                                             and former President and Owner of the insurance
                                             broker firm Bean, Mason & Eyer, Inc., Doylestown,
                                             Pennsylvania.

Samuel H. Ramsey, III             58         Director of the Bank since 1988; Owner of Samuel H.             1998
                                             Ramsey, III, Certified Public Accountants since 1973.

-------------------
(1)      As of June 30, 2001.


DIRECTORS WITH A TERM EXPIRING IN 2003
                                                                                                           Company
                                                           Principal Occupation During                     Director
        Name                     Age (1)                       the Past Five Years                          Since
----------------------        -----------    ------------------------------------------------------     -------------

Lewis W. Hull                     84         Director of the Bank since 1973; Chairman and                   1998
                                             controlling shareholder of Hull Corp., a manufacturing
                                             company located in Warminster, Pennsylvania.

Charles F. Kremp, 3rd             58         Director of the Bank since 1994; Owner of Kremp                 1998
                                             Florist, Willow Grove, Pennsylvania.

Rosemary C. Loring, Esq.          51         President of the Remedy Intelligent Staffing franchise          2000
                                             in Bucks and Montgomery Counties, Pennsylvania since
                                             1996; previously, Regional Vice President - Consumer
                                             Banking for First Union National Bank.

-------------------
(1)      As of June 30, 2001.


DIRECTOR NOMINATIONS; MEETINGS OF THE BOARD OF THE COMPANY

         Nominations for director of the Company are made by the Board of Directors of the Company. During the fiscal year ended June 30, 2001, the Board of Directors of the Company met 14 times. No director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

STOCKHOLDER NOMINATIONS

         Article II, Section 14 of the Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice to the Corporate Secretary. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the Corporate Secretary not later than five (5) days prior to the date of the annual meeting of stockholders of the Company. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Any such nomination by a stockholder with respect to the Annual Meeting must be delivered or received no later than the close of business on November 3, 2001.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of the Company and the Bank who do not serve as directors of the Company.


       Name                 Age (1)                   Principal Occupation During the Past Five Years
----------------------    ----------    ---------------------------------------------------------------------------
Thomas M. Fewer              49         Senior Vice President of the Company; Senior Vice President and Senior
                                        Lending Officer of the Bank since 1997; and prior thereto, served as Vice
                                        President and Senior Lending Officer of the Bank.

Christopher E. Bell          43         Senior Vice President and Chief Financial Officer of the Company and the
                                        Bank since July 2000; previously, Vice President and Controller of the Bank;
                                        and prior thereto, served as Assistant Vice President of the Bank.

John T. Powers               51         Senior Vice President and Corporate Secretary of the Company; Senior Vice
                                        President, Community Banking and Corporate Secretary of the Bank since
                                        1997; and prior thereto, Vice President and Corporate Secretary of the Bank.
------------------
(1)  As of June 30, 2001.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock other than Willow Grove Mutual Holding Company which owns 57.0% of the Company's outstanding stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the fiscal year ended June 30, 2001, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Exchange Act, except Ms. Loring who was late filing a Form 3, which was subsequently filed.

COMMITTEES

         The Board of Directors of the Company has established an Audit Committee and Compensation and Benefits Committee. Nominations for director of the Company are made by the full Board of Directors of the Company.

         AUDIT COMMITTEE. The primary purpose of the Audit Committee, as set forth in the committee's charter adopted by the Board of Directors and attached hereto as Appendix A, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three or more directors who are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The current members of the Audit Committee are Messrs. Hull and Weihenmayer, Ms. Loring and Mr. Kirk, who is Chairman of the committee. The Audit Committee met six times in fiscal 2001.

                          REPORT OF THE AUDIT COMMITTEE

         The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors; reviewing with management and independent public accountants the basis for the reports issued by the Bank and the Company pursuant to federal regulatory requirements; meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

         The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the Company's independent auditors, KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent auditor, the independent auditor's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2001 for filing with the Securities and Exchange Commission.


                                       J. Ellwood Kirk, Audit Committee Chairman
                                       Lewis W. Hull
                                       William B. Weihenmayer
                                       Rosemary C. Loring, Esq.


         COMPENSATION AND BENEFITS COMMITTEE. It is the responsibility of the Compensation and Benefits Committee of the Board of Directors ("Compensation Committee") to institute a program which effectively provides incentive for executive management to lead the Company to its full potential. The current members of the committee are Messrs. Langan, Hull and O'Brien. No member of the Compensation Committee is a current officer or employee of the Company, the Bank or any of its subsidiaries. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and all other executive officers is set forth below. The Compensation Committee met six times in fiscal 2001.

REPORT OF THE COMPENSATION COMMITTEE

         The principal responsibility of the Compensation Committee is to establish policy for the compensation of senior management of the Company and Bank consisting of a Chief Executive Officer, and three executive officers. The scope of the program includes the Compensation Committee's assistance in recruiting and retaining the highest possible level of qualified management, the development and implementation of methods of motivating executives, rewarding management for exemplary performance, and ensuring that senior management's compensation is aligned with the Company's objectives in enhancing stockholder value.

         The Compensation Committee considers the following factors, among others, in determining base salary levels for senior management: the individual performance of the officer; the Company's overall financial performance; the achievement of specific goals in the Company's business plan; and the compensation paid by similar sized competitors with closely related responsibilities.

         All Compensation Committee recommendations and issues regarding executive compensation were submitted to the full Board of Directors for approval. During the fiscal year 2001, the Board of Directors approved a base salary increase for Mr. Marcell of $23,000 to $205,000. The Compensation Committee also reviewed and approved salary increases and bonuses as recommended by the Bank's senior officers for the Bank's other officers and employees. No officer or employee participated in the review of his or her respective compensation. During the fiscal year 2001, no members of the Compensation Committee were considered insiders, nor were there any interlocking relationships or relationships with the Company.


                              William W. Langan, Compensation Committee Chairman Lewis W. Hull
                              A. Brent O'Brien


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         In accordance with applicable federal laws and regulations, the Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank's policy is in compliance with Section 22(h) of the Federal Reserve Act.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth a summary of certain information concerning the compensation paid by the Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2001, 2000 and 1999 to the President and Chief Executive Officer of the Bank and the three other officers of the Bank whose compensation exceeded $100,000. The Company has not paid separate compensation to officers and directors.

====================================================================================================================================
                                                      Annual Compensation                 Long Term Compensation
                                            -----------------------------------------  ---------------------------
                                                                                                  Awards
                                                                                       ---------------------------
                                                                                        Restricted      Securities        All Other
           Name and             Fiscal                                Other Annual        Stock         Underlying      Compensation
      Principal Position         Year       Salary         Bonus     Compensation (2)   Awards(3)(4)       Options         (5)(6)(7)
------------------------------------------------------------------------------------------------------------------------------------
Frederick A. Marcell Jr. (1)     2001       $204,558      $27,000      $  - -            $  - -             - -          $26,108
  President and Chief            2000        182,000       31,500         - -             162,500          16,800         24,238
  Executive Officer              1999        167,000       27,500       20,043              - -             - -           17,213
------------------------------------------------------------------------------------------------------------------------------------

Christopher E. Bell              2001        $99,577      $12,000      $  - -            $  - -             - -          $15,662
  Senior Vice President,         2000         78,020       11,000         - -              41,878           4,000         12,620
  Chief Financial Officer        1999         70,000        8,700         - -               - -             - -            8,564
  and Treasurer
------------------------------------------------------------------------------------------------------------------------------------

Thomas M. Fewer                  2001       $119,760      $16,000      $  - -            $  - -             - -          $19,129
  Senior Vice President and      2000        107,500       18,000         - -              84,870          11,200         17,164
  Senior Lending Officer         1999         92,500       19,500         - -               - -             - -           11,475
------------------------------------------------------------------------------------------------------------------------------------

John T. Powers                   2001       $119,760      $16,000      $  - -            $  - -             - -          $19,129
 Senior Vice President,          2000        107,500       18,000         - -              84,870          11,200         17,164
 Community Banking and           1999         92,500       19,500         - -               - -             - -           10,802
 Corporate Secretary
====================================================================================================================================

---------------
(1) In fiscal 1998, the Bank adopted a supplemental executive retirement plan ("SERP") for the benefit of Mr. Marcell. The Bank accrued $18,000 with respect to such SERP in fiscal 2001, 2000 and 1999.

(2) Excluding the amount paid Mr. Marcell in fiscal 1999, in the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officers during the years ended June 30, 2001, 2000 and 1999 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual. In fiscal 1999, the Bank awarded perquisites and other personal benefits to Mr. Marcell including $7,718 for health insurance and a supplemental life insurance premium of $7,435.

(3) Reflects the value of shares of restricted stock on the date of grant granted pursuant to the Recognition and Retention Plan (the "RRP"). Such restricted stock vests over five years, 20% per year from the date of the grant. Dividends paid on the restricted Common Stock are held in the RRP Trust and paid to the recipient when the restricted stock is earned.

(4) As of June 30, 2001, Messrs. Marcell, Bell, Fewer and Powers had 14,345, 3,697, 7,492 and 7,492 shares of unearned restricted stock, respectively, pursuant to the RRP, which had fair market values of $177,304, $45,695, $92,601 and $92,601 at June 30, 2001.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(5) Under the Bank's 401(k) profit sharing plan for fiscal 2001, $5,880, $5,008, $5,600 and $5,600 was allocated to the accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively.

(6) Under the Bank's money purchase pension plan in fiscal 2001, $12,750, $6,649, $8,523 and $8,523 was allocated to the accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively.

(7) Represents the fair market value on June 30, 2001 of a share of Common Stock ($12.36) multiplied by the 605, 324, 405 and 405 shares allocated to the ESOP accounts of Messrs. Marcell, Bell, Fewer and Powers, respectively, during fiscal 2001.

EMPLOYMENT AGREEMENTS

         In connection with the Reorganization, the Bank (the "Employer") entered into employment agreements with each of Messrs. Marcell, Fewer and Powers (the "Executives"), which agreements superseded existing employment agreements with such persons. The Employer agreed to employ Mr. Marcell for a term of two years and Messrs. Fewer and Powers for a term of one year, in each case in their current respective positions. The agreements with the Executives set a base salary at their current salary levels at the time of the Reorganization, which may be increased from time to time by the Board of Directors. The Employer entered into an employment agreement with Mr. Bell (also an "Executive") in July 2000, for a term of one year at his then current salary level and which otherwise was substantially identical to the agreements with Messrs. Fewer and Powers. The Executives' compensation and expenses shall be paid by the Bank in the same proportion as the time and services actually expended by the Executives on behalf of the Employer. With respect to the Executives, the employment agreements are reviewed annually by the Board of Directors of the Employer. The term of the Executives' employment agreements shall be extended annually for a successive additional one-year period unless the Bank provides notice not less than 30 days prior to such date, not to extend the employment term.

         Each of the employment agreements is terminable with or without cause by the Employer. The Executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employer for cause, disability, retirement or death. In the event that (i) the Executive terminates his employment because of failure to comply with any material provision of the employment agreement by the Employer or the Employer changes the Executive's title or duties or (ii) the employment agreement is terminated by the Employer other than for cause, disability, retirement or death or by the executive as a result of certain adverse actions which are taken with respect to the executive's employment following a change in control of the Company, as defined, the Executives will be entitled to a cash severance amount equal to their base salary plus bonus received in the prior year, multiplied by the number of years in the initial term of the employment agreement (two in the case of Mr. Marcell and one in the case of the other Executives).

         A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person other than the MHC of 20% or more of the Company's outstanding voting securities and
(ii) a change in a majority of the directors of the Company during any three-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti- takeover effect. The Company and/or the Bank may determine to enter into similar employment agreements with other officers of the Company and/or the Bank in the future.

         DIRECTORS' COMPENSATION. Members of the Bank's Board of Directors, except for Mr. Marcell, receive $1,100 per Board meeting held and $500 per committee meeting attended, except members of the Audit Committee who receive $800 per committee meeting, and the Loan Committee members who receive $600 per committee meeting. The Chairman of the Board of Directors receives $1,700 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairman of the Audit Committee who received $900 per meeting. To receive such compensation, directors may not be absent for more than two Board meetings. Unattended committee meetings are not compensated. Board fees are subject to periodic adjustment by the Board of Directors.

         In 1998, the Company adopted a non-qualified retirement plan for the Bank's non-employee directors. Assuming the completion of ten years of service, this plan provides for fixed annual payments at retirement of $12,000 a year for a period of ten years. After six years, the individual director becomes 20% vested with the vesting benefit increasing by 20% per year through year ten. This plan provided credit for years of service prior to the plan's adoption.

         Non-employee directors of the Bank may receive additional compensation pursuant to the Bank's incentive compensation plan calculated as a percentage of the director's fees paid on an annual basis. The percentage is determined by several criteria related to the Bank's financial performance. During fiscal 2001, non-employee directors (excluding Ms. Loring who was elected director in October 2000) received incentive compensation ranging from $1,300 to $2,100.

         MONEY PURCHASE PLAN. The Bank maintains a Money Purchase Plan (the "Retirement Plan") which provides retirement benefits for all full-time employees who have attained the age of 21 and have completed one year of service with the Bank. The Retirement Plan is a tax-qualified money purchase plan pursuant to which the Bank's contributions are fixed based upon the compensation of each participant. For each participant, the Bank's contribution is an amount equal to 7.5% of the participant's base salary. With the consent of the Retirement Plan's administrator, the Retirement Plan may also accept rollover contributions from employees. Messrs. Marcell, Bell, Fewer and Powers are trustees of the Retirement Plan. A participant's account balance becomes 100% vested after completion of seven years of service. A participant also becomes 100% vested in his account balance in the event of death, disability or retirement. Normal retirement age under the Retirement Plan is 65. Retirement expense is funded as accrued and amounted to $269,000 for fiscal 2001, $222,000 for fiscal year 2000 and $193,000 for fiscal year 1999.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank adopted a supplemental executive retirement plan ("SERP") in fiscal 1998 in order to supplement the retirement benefits payable to Mr. Marcell pursuant to the Bank's qualified plans. The SERP provides for payments for a period of ten years beginning at retirement based on a percentage of annual cash compensation. Assuming Mr. Marcell remains in the Bank's employ at age 68, the SERP provides for an annual benefit equal to 50% of his annual cash compensation. In the event that Mr. Marcell retires prior to age 68, his benefit will be reduced in increments of 5% per year. The Bank accrued $18,000 on a pre-tax basis and $11,000 after tax, for each of the years ended June 30, 2001, 2000 and 1999, which included estimated costs for past service.

STOCK OPTIONS

         The Company did not grant any stock options to the named executive officers during fiscal 2001. The following table sets forth, with respect to each executive officer named in the Summary Compensation Table, information with respect to the number of options held at the end of the fiscal year ended June 30, 2001 and the value with respect thereto.

                                          Number of                         Value of Unexercised
                                     Unexercised Options                    in the Money Options
                                     at Fiscal Year End                     at Fiscal Year End(1)
                             ------------------------------------     ---------------------------------
       Name                   Exercisable          Unexercisable       Exercisable       Unexercisable
------------------           -------------       ----------------     -------------    ----------------
Frederick A. Marcell Jr.            3,360                 13,440           $11,080             $44,318
Christopher E. Bell                   800                  3,200             2,638              10,552
Thomas M. Fewer                     2,240                  8,960             7,386              29,546
John T. Powers                      2,240                  8,960             7,386              29,546

------------------------
(1)      Calculated by determining the difference between the fair market value of a share of the Common Stock underlying the options at June 30, 2001
         ($12.36) and the exercise price of the options.

PERFORMANCE GRAPH

         The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the NASDAQ Composite Index and the SNL Securities Thrift Index for the period commencing on December 24, 1998, the day the Common Stock began trading on the Nasdaq, to the close of trading on June 30, 2001.

                           Willow Grove Bancorp, Inc.
                           --------------------------










                     [TOTAL RETURN PERFORMANCE** GRAPH HERE]







                                                    PERIOD ENDING
                            -----------------------------------------------------------------
INDEX                          12/24/98  6/30/99   12/31/99    6/30/00   12/31/00   06/30/01
---------------------------------------------------------------------------------------------
Willow Grove Bancorp, Inc.      $100.00   $  98.33   $  89.97    $102.80    $124.41   $132.05
NASDAQ*                          100.00     122.68     185.83     181.38     111.76     98.32
SNL Thrift Index                 100.00      99.50      81.69      83.68     130.44    144.86

-----------------
*        Source: CRSP, Center for Research in Security Prices, Graduate School
         of Business, The University of Chicago 2001. Used with permission. All rights reserved.
**       Source: SNL Securities, LC


         The above graph represents $100 invested in the Common Stock at $10.00 per share on December 24, 1998, the date it commenced trading on the Nasdaq. The cumulative total returns include the payment of dividends by the Company.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company; and (iv) all directors and executive officers of the Company as a group.

                                                 Amount and Nature
Name of Beneficial                                 of Beneficial
Owner or Number of                                Ownership as of            Percent of
 Persons in Group                              September 20, 2001(1)        Common Stock
--------------------                           ---------------------        ------------
Willow Grove Mutual Holding Company
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002                     2,812,974                  57.0%

Directors:
Lewis W. Hull                                         19,681(2)(3)               *(12)
J. Ellwood Kirk                                       20,681(2)(3)(4)            *(12)
Charles F. Kremp, 3rd                                 17,681(2)(3)               *(12)
William W. Langan                                     23,961(2)(5)               *(12)
Rosemary C. Loring, Esq.                               5,000                     *
Frederick A. Marcell Jr.                              56,242(6)                1.1(12)
A. Brent O'Brien                                      22,681(2)(3)(7)            *(12)
Samuel H. Ramsey, III                                 25,581(2)(3)(8)            *(12)
William B. Weihenmayer                                35,181(2)(3)               *(12)

Other Executive Officers:
Christopher E. Bell                                   17,851(9)                  *(12)
Thomas M. Fewer                                       44,570(10)                 *(12)
John T. Powers                                        22,279(11)                 *(12)

All Directors and Executive Officers of the
  Company as a group (12 persons)                    311,389                   6.3(12)


-------------------------------
* Represents less than 1% of the outstanding stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 3,585 shares held in the Recognition and Retention Plan Trust ("Recognition Plan") and allocated to the accounts of each of the directors other than Ms. Loring and Mr. Marcell.

(3) Includes 3,200 shares, which may be acquired upon the exercise of stock options, exercisable within sixty (60) days of the Voting Record Date.

                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

(4)      Includes 3,000 shares held by Mr. Kirk's spouse.

(5) Includes 15,000 shares held by Mr. Langan's spouse and 4,480 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(6)      Includes 30,000 shares held in Mr. Marcell's account in the Bank's
         (401)(k) retirement plan, 14,345 shares held in the Recognition Plan allocated to Mr. Marcell, 6,720 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 1,291 shares which have been allocated to Mr. Marcell's account in the Company's Employee Stock Ownership Plan ("ESOP") and 300 shares held by Mr. Marcell's spouse in her IRA account over which Mr. Marcell disclaims beneficial ownership.

(7)      Includes 15,869 shares held by Mr. O'Brien's spouse.

(8) Includes 7,400 shares held in a trust for which Mr. Ramsey is a beneficiary.

(9) Includes 1,800 shares held jointly with Mr. Bell's spouse, 1,500 shares held by Mr. Bell's children, 5,105 shares held in Mr. Bell's account in the Bank's 401(k) retirement plan, 1,600 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date, 641 shares which have been allocated to Mr. Bell's account in the ESOP and 3,697 shares held in the Recognition Plan allocated to Mr. Bell.

(10) Includes 11,873 shares held jointly with Mr. Fewer's spouse, 1,000 shares held by Mr. Fewer's children, 18,881 shares held in Mr. Fewer's account in the Bank's 401(k) retirement plan, 4,480 shares which may be acquired upon the exercise of stock options exercisable within sixty
         (60) days of the Voting Record Date, 844 shares which have been allocated to Mr. Fewer's account in the ESOP and 7,492 shares held in the Recognition Plan allocated to Mr. Fewer.

(11) Includes 1,500 shares held jointly with Mr. Power's spouse, 100 shares held by Mr. Powers' children, 6,000 shares held in Mr. Powers' account in the Bank's 401(k) retirement plan, 4,480 shares which may be acquired upon the exercise of stock options exercisable within sixty
         (60) days of the Voting Record Date, 834 shares which have been allocated to Mr. Power's account in the ESOP and 7,492 shares held in the Recognition Plan allocated to Mr. Powers.

(12) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the Voting Record Date have been exercised.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed KPMG LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. KPMG LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         In determining whether to appoint KPMG LLP as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in fiscal 2001. The Audit Committee believes that KPMG LLP's performance of these other services is compatible with maintaining the auditor's independence.

AUDIT FEES

         The aggregate amount of fees billed by KPMG LLP for its audit of the Company's annual financial statements for fiscal 2001 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during fiscal 2001 was $101,260.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

         The Company did not engage or pay any fees to KPMG LLP with respect to the provision of financial information systems design and implementation services during fiscal 2001.

ALL OTHER FEES

         The aggregate amount of fees billed by KPMG LLP for all other services rendered to the Company during fiscal 2001 was $24,400. The majority of these services consisted of preparing federal and state income tax returns and other tax-related services.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.


                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in November 2002, must be received at the principal executive offices of the Company, Welsh & Norristown Roads, Maple Glen, Pennsylvania 19002, Attention: John T. Powers, Corporate Secretary, no later than June 12, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article II Section 15 of the Company's Bylaws. Notice of the proposal must be given in writing, delivered or mailed by first class United States mail, postage prepaid, to the Corporate Secretary not less than 30 days nor more than 60 days before the date of the next annual meeting. However, if less than 30 days' notice of the meeting is given to shareholders, such written notice must be delivered or mailed, as prescribed, to the Corporate Secretary not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         In the event the Company completes its recently announced reorganization into the stock-form holding company structure prior to November 2002, as is anticipated, stockholder proposals will be subject to different procedures and time requirements which are expected to be described in the prospectus and the proxy materials with respect to the to-be-formed stock holding company.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2001 REQUIRED TO BE FILED WITH THE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO MR. CHRISTOPHER E. BELL, CHIEF FINANCIAL OFFICER, WILLOW GROVE BANCORP, INC., WELSH & Norristown Roads, Maple Glen, Pennsylvania 19002. The Form 10-K is not part of the proxy solicitation materials.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ John T. Powers

                                              John T. Powers
                                              Corporate Secretary

October 10, 2001

                                                                      APPENDIX A


                           WILLOW GROVE BANCORP, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

Purpose
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices.

To carry out their responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order that it be able to react to changing conditions and the environment, and to assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

Composition
-----------

The Audit Committee will be comprised of three or more outside directors as determined by the Board of Directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Each member of the committee shall serve a term of one continuous year after appointment.

Meetings
--------

The Committee shall meet at least four times per year or more frequently as deemed necessary. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

Goals and Objectives
--------------------

Oversee and appraise the quality of the audit effort of the Company's internal audit function and that of its external auditors.

Maintain, by scheduling regular meetings, open lines of communication among the Board, internal auditors, and the external auditors to exchange views and information as well as confirm their respective authority and responsibilities.

Serve as an independent and objective party to review the annual financial information presented by management to shareholders, regulators and the general public.

Determine the adequacy of the Company's administrative, operating, and internal accounting controls and evaluate adherence.

Responsibilities and Duties
---------------------------

Recommend to the full Board the yearly appointment or change of the external auditor.

Recommend to the full Board the selection or change of the Director of Internal Audit.

Ensure that an external audit is conducted in compliance with regulatory requirements.

Review and approve the audit plan of the external auditor.

Review and approve the audit plan of the Internal Audit Department.

Evaluate the effectiveness of both the internal and external audit effort through regular meetings.

Determine that no management restrictions are being placed upon either the internal or external auditors.

Evaluate the adequacy of the Company's internal accounting control system, review written reports from the internal and external auditors, and monitor management's response and action to correct any noted deficiencies.

Review all regulatory reports submitted to the Company and evaluate management's response.

Require periodic reports from management, the external auditors and internal auditors on any significant proposed regulatory accounting, or reporting issue, to assess the potential impact upon the Company's financial reporting process.

Review all significant accounting principles.

Review the annual financial statements, including Form 10-K and Form 10-Qs, prior to filing.

Identify and direct any special projects or investigations deemed necessary.

Submit minutes of all meetings of the Audit Committee to the Board of Directors.

Review this Charter on an annual basis.

                                 REVOCABLE PROXY

                           WILLOW GROVE BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW GROVE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2001 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on September 20, 2001 at the Annual Meeting of Stockholders to be held in the Fairway Room at North Hills Country Club, located at 99 Station Avenue, North Hills, Pennsylvania on Thursday, November 8, 2001, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1.       The election as directors of all nominees listed
         (except as marked to the contrary below):

         [ ]  FOR           [ ] WITHHOLD               [ ] FOR ALL EXCEPT


NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2004: Frederick A. Marcell Jr. and William B. Weihenmayer.


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

______________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending June 30, 2002.

         [ ] FOR            [ ] AGAINST                [ ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF THE NOMINEES LISTED ABOVE AND "FOR" THE RATIFICATION OF KPMG LLP.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Dated: __________________, 2001


                                             ___________________________________
                                             ___________________________________
                                                          Signatures


Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.


--------------------------------------------------------------------------------
      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                      401(K)/ESOP VOTING INSTRUCTION BALLOT
                           WILLOW GROVE BANCORP, INC.

         The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") of Willow Grove Bank to vote, as designated below, all the shares of Common Stock of Willow Grove Bancorp, Inc. (the "Company") allocated to my accounts pursuant to the 401(k)/ESOP as of September 20, 2001 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 8, 2001, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS FOR THREE-YEAR TERM

         [ ]  FOR           [ ] WITHHOLD               [ ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2004: Frederick A. Marcell Jr. and William B. Weihenmayer.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2002.

         [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

         THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD'S NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. SUCH VOTES ARE HEREBY SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

                                                  Dated: _____________, 2001

                                                  ______________________________
                                                  Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSAL
2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS ALL ALLOCATED SHARES UNDER THE 401(k)/ESOP ARE VOTED.

[LOGO]
WILLOW GROVE                            Welsh & Norristown Roads * P.O. Box 8030
BANCORP, INC.                                Maple Glen, Pennsylvania 19002-8030
--------------------------------------------------------------------------------
                                                         Telephone: 215-646-5405
                                                               Fax: 215-643-2112


                                                                October 10, 2001



To:      Participants in the Company's 401(k)/Employee Stock Ownership Plan


         As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your accounts pursuant to the 401(k)/Employee Stock Ownership Plan ("401(k)/ESOP") will be voted.

         Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the 401(k)/ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrator of the 401(k)/ESOP. The Plan Administrator will certify the totals to the 401(k)/ESOP Trustees for the purpose of having those shares voted by the Trustees.

         We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k)/ESOP are not received, the shares allocated to your accounts will be voted in the same proportion as all allocated shares under the 401(k)/ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

         Please note that the enclosed material relates only to those shares which have been allocated to you under the 401(k)/ESOP. If you also own shares of Company Common Stock outside of the 401(k)/ESOP, you will receive other voting material for those shares owned by you individually and not under the 401(k)/ESOP. Please return all your voting material so that all your shares may be voted.

                                           Sincerely,

                                           /s/ Frederick A. Marcell Jr.
                                           Frederick A. Marcell Jr.
                                           President and Chief Executive Officer

                   RECOGNITION PLAN VOTING INSTRUCTION BALLOT
                           WILLOW GROVE BANCORP, INC.

The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of Willow Grove Bancorp, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of September 20, 2001 at the Annual Meeting of Shareholders to be held in the Fairway Room at North Hills Country Club located at 99 Station Avenue, North Hills, Pennsylvania, on Thursday, November 8, 2001, at 11:00 a.m., Eastern Time, and any adjournment thereof.

1.       ELECTION OF DIRECTORS FOR THREE-YEAR TERM

         [ ]  FOR           [ ] WITHHOLD               [ ] FOR ALL EXCEPT

Nominees for three-year term expiring in 2004: Frederick A. Marcell Jr. and William B. Weihenmayer.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

_______________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending June 30, 2002.

         [ ] FOR            [ ] AGAINST                [ ] ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

        THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD'S NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. SUCH VOTES ARE HEREBY SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.


                                                  Dated: _____________, 2001

                                                  ______________________________
                                                  Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSAL
2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.


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[LOGO]
WILLOW GROVE                            Welsh & Norristown Roads * P.O. Box 8030
BANCORP, INC.                                Maple Glen, Pennsylvania 19002-8030
--------------------------------------------------------------------------------
                                                         Telephone: 215-646-5405
                                                               Fax: 215-643-2112


                                                                October 10, 2001


To: Persons Granted Restricted Stock Under the Company's Recognition and Retention Plan

         As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Grove Bancorp, Inc. (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

         Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

         We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

         Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                           Sincerely,

                                           /s/ Frederick A. Marcell Jr.

                                           Frederick A. Marcell Jr.
                                           President and Chief Executive Officer